The UBS Funds

Summary Prospectus Supplement | April 14, 2022

Includes:

•  UBS Municipal Bond Fund

Dear Investor,

The purpose of this supplement is to update the information in the Summary Prospectus, dated October 28, 2021, as supplemented, for UBS Municipal Bond Fund (the "Fund"), a series of The UBS Funds, as follows:

Effective April 14, 2022, Elbridge T. Gerry III will no longer serve as a portfolio manager for the Fund. The remaining portfolio managers of the Fund, Charles W. Grande, Kevin McIntyre, and Ryan Nugent, will assume Mr. Gerry's portfolio management responsibilities for the Fund.

Therefore, effective April 14, 2022, all references to Elbridge T. Gerry III are hereby deleted in their entirety.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1155